Exhibit 10.12

                                    LEASE

                           dated as of July 3, 1996
                                   between

      SILVIO F. and ELIZABETH O. D'IGNAZIO, Landlord, and FIRST
STERLING BANK, a Pennsylvania chartered bank, Tenant.

                                    Index                               Page

ARTICLE I         Premises and Term...........................

ARTICLE II        Construction of Improvements; Prior
                  Compliance with Environmental Laws..........

ARTICLE III       Rent........................................

ARTICLE IV        Taxes.......................................

ARTICLE V         Utilities...................................

ARTICLE VI        Use of Leased Premises......................

ARTICLE VII       Trade Fixtures, Signs and Office Equipment..

ARTICLE VIII      Alterations and Additions...................

ARTICLE IX        Repairs and Maintenance.....................

ARTICLE X         Insurance and Indemnity.....................

ARTICLE XI        Eminent Domain..............................

ARTICLE XII       Assignment and Subletting...................

ARTICLE XIII      Surrender of Premises.......................

ARTICLE XIV       Defaults and Remedies.......................

ARTICLE XV        Force Majeure...............................

ARTICLE XVI       Mechanics' Liens............................

ARTICLE XVII      Notices and Addresses.......................

ARTICLE XVIII     Miscellaneous...............................

ARTICLE XIX       Waiver of Subrogation.......................

ARTICLE XX        Right of First Refusal......................

ARTICLE XXI       Approval of Banking Authorities.............

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      THIS LEASE made as of this 3rd day of July, 1996, by and between SILVIO F.
and ELIZABETH O. D'IGNAZIO, having an office at 117 South Avenue, Media, Pennsylvania 19063 (hereinafter collectively called "Landlord") and FIRST STERLING BANK, a Pennsylvania banking corporation having an office at 80 West Lancaster Avenue, Devon, Pennsylvania 19333 (hereinafter called "Tenant").

                              W I T N E S S E T H:

                                    ARTICLE I

                                Premises and Term

      Section 1.1 Landlord hereby leases to Tenant and Tenant hereby rents from Landlord for the term, at the rental, and upon the covenants and conditions hereinafter set forth, certain land at the northwest corner of Washington (Baltimore Pike) and Olive Streets, Media, Pennsylvania, and more particularly described in Exhibit "A" attached hereto (hereinafter called the "land") with the improvements and building thereon (hereinafter called the "Building") , and all rights, easements and privileges pertaining and appurtenant to the land and Building. The land, Building and such rights, easements and privileges are hereinafter called the "leased premises."

      Section 1.2 Landlord covenants, warrants and represents that it has full right and power to execute and perform this lease and to grant the estate leased herein, and Landlord further covenants that Tenant on paying the rent reserved and performing

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the covenants and agreements hereof shall peaceably and quietly have, hold and enjoy the leased premises during the term.

      Section 1.3 Landlord warrants that, at the date of this lease, the leased premises are not subject to liens, tenancies, easements, encumbrances or restrictions other than those listed in the Title Report attached hereto, and marked "Exhibit A", and a lease with PNC Bank, a successor to Midlantic Bank and Continental Bank. Landlord represents and warrants to Tenant that the tenancy of PNC Bank may be terminated by Landlord as of August 31, 1996 upon execution by Landlord of Lease Termination Agreement prepared by PNC Bank. Attached hereto, and marked "Exhibit B", is a copy of the proposed Lease Termination Agreement between Landlord and PNC Bank which Landlord warrants to be accurate and complete. Landlord warrants that PNC Bank, as of the date of this lease, has not given notice of any default under its lease agreement, that PNC Bank will execute the said Lease Termination Agreement and that PNC Bank will not amend the said lease of Lease Termination Agreement without the prior written consent of Tenant. On execution of this lease by both parties and approval of the branch bank by the banking authorities referred to in Article XXI, Landlord shall execute the Lease Termination Agreement.

      Section 1.4 After the date of this lease and throughout its term and any extensions or renewals thereof, the leased premises shall be free of all liens and encumbrances, other than the lien for current non-delinquent taxes, any easements for

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utility facilities which do not interfere with Tenant's use of the leased premises for banking purposes. Tenant will not subordinate its interest to the lien of any first mortgage unless it shall receive as consideration in such subordination a "non-disturbance agreement" in form and content satisfactory to Tenant.

      Section 1.5 If Tenant should request it, Landlord will provide Tenant with executed "non-disturbance" agreements from all holders of liens embracing the leased premises the effective date of which is prior to the date and time of the recording of a Memorandum of this lease in the Office of the Recorder of Deeds in and for the County of Delaware, Pennsylvania. Such "non-disturbance" agreements shall assure Tenant's continued quiet possession in case of foreclosure so long as Tenant pays its rent and is not in default under the lease.

      Section 1.6 There shall be a preliminary term of this lease commencing on the date of this lease and expiring on August 31, 1996. The purpose of the preliminary term shall be to give Tenant the opportunity to make plans of the leased premises and to secure such municipal permits as it may deem necessary. During the preliminary term, the Tenant shall not have beneficial use and occupancy of the leased premises but may have reasonable access to the leased premises to complete the above described plans to prepare for its occupancy. Such access shall be with the prior approval of the Landlord, which shall not be withheld unreasonably, and with reasonable prior notice to and


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coordination with the existing tenant in the premises. During the preliminary term, Landlord shall be entitled to all rents, if any, for the premises from Midlantic Bank.

      Section 1.7 The initial term of this lease will begin on September 1, 1996 (the "Commencement Date") and shall continue for a period of One Hundred Fifty-four (154) months ending on June 30, 2009 (which period is hereinafter called "the initial term").

      Section 1.8 This lease shall be renewed automatically for six (6) additional terms of five (5) years each, but Tenant may terminate this lease at the end of the initial term or at the end of any renewal term by giving written notice to Landlord of Tenant's intention to do so at least six (6) months prior to the expiration of the then current term.

      Section 1.9 Whenever the words "the term" are used hereinafter, without qualification, they shall mean the initial term of this lease and any extension or renewal thereof.

      Section 1.10 Should Tenant hold over in possession after the expiration of the term, such holding over shall not be deemed to extend the term or renew this lease, but the tenancy thereafter shall continue from month to month upon the covenants and conditions herein set forth at the rental in effect during the last month of the preceding term, until terminated by either party by at least thirty (30) days' notice.

                                   ARTICLE II

                          Construction of Improvements;


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                    Prior Compliance with Environmental Laws

      Section 2.1 Landlord represents to Tenant that Landlord has no knowledge of any violation of existing environmental laws, rules or ordinances with respect to the leased premises. In the event any violation of environmental laws is discovered in the leased premises caused by events and circumstances which occurred prior to the Commencement Date of this lease, Landlord agrees to have such violations remedied promptly at its own expense.

      Section 2.2 Except for matters identified in Section 2.1 above, Tenant accepts the premises in an "as is" condition.

                                   ARTICLE III

                                      Rent

      Section 3.1 Annual rent hereunder shall be payable in twelve (12) monthly installments, in cash or by check subject to collection, in advance, on the first day of each month without notice or demand. Rent for part of a month shall be prorated. Rental during the initial lease term and renewal terms (if options to renew are exercised) shall be as follows:

      a)    Initial Term:

            a.    9/1/76 - 6/30/99 - $100,000 per year
            b.    7/1/99 - 6/30/04 - $105,000 per year
            c.    7/1/04 - 6/30/09 - $110,000 per year

      b)    Renewal Terms:

            a.    First 5 year renewal term (7//09 - 6/30/14) -
                  $115,000 per year
            b.    Second 5 year renewal term (7/1/14 - 6/30/19) -
                  $120,000 per year
            c.    Third 5 year renewal term (7/1/19 - 6/30/24) -
                  $125,000 per year
            d.    Fourth 5 year renewal term (7/1/24 - 6/30/29) -
                  $130,000 per year


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            e.    Fifth 5 year renewal term (7/1/29 - 6/30/34) -
                  $135,000 per year
            f.    Sixth 5 year renewal term (7/1/34 - 6/30/39) -
                  $140,000 per year

                                   ARTICLE IV

                                      Taxes

      Section 4.1 Tenant will pay all real estate taxes and assessments levied upon the leased premises throughout the term. Such taxes and assessments for the first and last year of the term shall be apportioned between Landlord and Tenant on the basis of the fiscal years of the respective taxing authorities. Landlord agrees to present or cause to be presented to Tenant tax bills in time for Tenant to take advantage of the maximum allowable discount for early payment of taxes. Nevertheless, Tenant covenants to pay such taxes and assessments only before they become delinquent.

      Section 4.2 Anything in Section 4.1 to the contrary notwithstanding Tenant shall have no responsibility for the payment of sewer assessments or any other special assessments which are or could become a lien against the leased premises for work done or ordered to be done (other than at Tenant's request) prior to the Commencement Date.

                                    ARTICLE V

                                    Utilities

      Section 5.1 During the term of this lease Tenant will pay for all water, gas, electricity, heat, telephone, sewage and all other utility services used by Tenant within the leased premises. Tenant shall also pay sewer connection costs, if any, and for


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other utilities to the leased premises and shall pay sewer assessments and other special assessments levied against the leased premises because of the installation of public improvements done or ordered to be done by municipal authorities after the Commencement Date or at any earlier time if such work was done or ordered to be done as a result of Tenant's request.

                                   ARTICLE VI

                             Use of Leased Premises

      Section 6.1 Tenant intends to use the leased premises for any or all of the aspects of business which may be conducted by a commercial bank and/or trust company but reserves the right to use the leased premises for all other lawful purposes; provided, however, Tenant agrees not to use the leased premises for the preparation or sale of prepared foods in competition with the Towne House restaurant which is adjacent to the leased premises.

      Section 6.2 Tenant will comply at its own expense with all proper requirements of duly constituted public authorities and with the provisions of any law, regulation or ordinance of such authorities applicable to Tenant or its use of the leased premises.

      Section 6.3 Landlord reserves the non-exclusive right to utilize the parking areas of the leased premises for its business patrons at the Towne House during such times when Tenant is not open for business.

                                   ARTICLE VII

                   Trade Fixtures, Signs and Office Equipment


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      Section 7.1 From time to time during the term and at the end of the term,
Tenant may install and remove Tenant's trade fixtures, personal property and business machines and equipment, including but without limiting the generality of the foregoing, money safes or any other safes or vaults, vault doors, vault liners, safe deposit boxes, night depository, automatic teller machines, tellers' counters, drive-in windows and signs. Tenant may not remove the Landlord's trade fixtures, attached hereto as Exhibit "B" without Landlord's approval which will not be withheld unreasonably. At the expiration or earlier termination of the lease term, if Tenant removes any of its trade fixtures, personal property, business machines and equipment, Tenant shall restore the premises to the same good order and condition in which the premises was when Tenant acquired possession, ordinary wear and tear excepted.

      Section 7.2 At its sole cost and expense, Tenant may erect its business signs on the leased premises and adjacent to public streets. At no expense to Landlord, Landlord will join with Tenant in applications to municipal authorities for such approval of business signs as may be required under the relevant municipal ordinances, and all of Tenant's business signs shall be subject to the provisions of such ordinances.

                                  ARTICLE VIII

                            Alterations and Additions

      Section 8.1 At any time and from time to time during the term, at its own expense, Tenant may make any alterations,


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decorations, additions, improvements or replacements in the leased premises which Tenant shall deem necessary. Tenant shall obtain Landlord's prior written consent prior to making any structural alterations, additions, improvements or replacements, but such written consent shall not unreasonably be withheld.

                                   ARTICLE IX

                             Repairs and Maintenance

      Section 9.1 Tenant shall at all times keep the leased premises and all of Tenant's signs in good order, condition and repair, normal wear and tear and damage by unavoidable casualty excepted. The provisions of this Section shall not apply in the event of fire or other casualty, or condemnation or in any event or contingency specifically provided for elsewhere in this lease.

      Section 9.2 In the event of a fire or other casualty loss at the leased premises which is covered by insurance, the Tenant shall have the option of utilizing the insurance proceeds to repair and restore the leased premises, or, in the alternative, of assigning the insurance proceeds to Landlord and terminating the lease effective immediately on notice.

                                    ARTICLE X

                             Insurance and Indemnity

      Section 10.1 Tenant will indemnify and save Landlord harmless of and from any and all loss, damage or liability incurred by reason of any injury to persons or damage to property occurring in or on the leased premises or from or by reason of the erection, maintenance or existence of Tenant's signs,


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including the reasonable expense involved in defending litigation, but Tenant will not indemnify Landlord.against the consequences of Landlord's own negligence, or the negligence of Landlord's officers, directors, employees, agents, guests or other business invitees.

      Section 10.2 Tenant shall, during the entire term hereof, keep the building insured under its blanket policies of fire insurance at full replacement value and shall keep in full force and effect, comprehensive general liability insurance against claims for personal injury, death and property damage occurring in or on the leased premises with limits of not less than $1,000,000 as to one person, not less than $5,000,000 as to any accident, and not less than $250,000 as to property damage. Insurance under this Section shall protect both Landlord and Tenant, as their interests may appear. Certificates of such insurance shall be delivered to Landlord. In lieu of the foregoing, Tenant may include the leased premises in a self-insurance or retained risk program which the Tenant may establish for its branch locations. If Tenant elects to do so, it shall make the Landlord a beneficiary of the said program at least to the limits above provided.

                                   ARTICLE XI

                                 Eminent Domain

      Section 11.1 If any portion of the leased premises or access to the leased premises from the adjoining public roads shall be taken by condemnation or other governmental proceedings,


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so that it shall be unreasonable or impossible for Tenant to properly conduct its business (due weight being given to the ease of access and all other features which make the leased premises before any taking usable as a branch bank, easily visible and otherwise desirable for Tenant's banking business at this location) on the premises remaining after such taking, then the Tenant may upon thirty (30) days' written notice to Landlord terminate this Lease retroactively, to the date of taking, and thereupon Tenant shall have no obligation under this Lease except such as accrued prior to the date of the taking. The parties hereto agree that all condemnation proceeds allocable to the land and the Building shall belong to the Landlord except that all condemnation proceeds allocable to the leasehold improvements installed by Tenant shall belong to the Tenant. Landlord and Tenant shall cooperate with each other in good faith in their joint dealings with the condemning authority.

                                   ARTICLE XII

                            Assignment and Subletting

      Section 12.1 Tenant may assign its interest in this lease only if Landlord gives its written approval, but such approval shall not be unreasonably withheld or delayed. This Article shall not apply to an assignment of the Tenant's interest in this lease to any corporation resulting from the merger of Tenant with any one or more corporations or to any corporation resulting from the consolidation of Tenant with or into any one or more corporations, or to any corporation which acquires all or


                                      -12-

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substantially all of the business and operating assets of Tenant, but any such assignee shall assume this lease and agree to perform and be bound by all of its provisions, and such assignment and assumption shall, from and after the date thereof, release Tenant from its obligation under this lease provided that the assets of such assignee are at least as large as were the assets of Tenant prior to such merger, consolidation or acquisition.

      Section 12.2 Tenant may sublet its interest in all or any portion of the leased premises only if Landlord gives its prior written approval, but such approval shall not be unreasonably withheld or delayed.

                                  ARTICLE XIII

                              Surrender of Premises

      Section 13.1. At the expiration of earlier termination of the term, Tenant covenants that it will peaceably and quietly leave and surrender the leased premises in as good order and repair as when delivered to it, damage by fire, casualty, war or insurrection, riot or public disorder, or action upon the part of any governmental authority, ordinary wear and tear, and damage the elements excepted.

                                   ARTICLE XIV

                              Defaults and Remedies

      Section 14.1 If Tenant has failed to perform or has violated any of the terms, covenants, conditions or agreements contained in this lease on Tenant's part to be performed,


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Landlord shall so notify Tenant in writing. Thereupon Tenant shall either
(a) correct the matters complained of in such notice within twenty (20) days after receipt of such notice or in the case of rent within ten days after receipt of such notice; or (b) if more than such twenty (20) days are required to correct with reasonable diligence the matters complained of in such notice, commence to correct them within such twenty (20) days and pursue each corrective action with reasonable diligence thereafter.

      Section 14.2 Each of the following events shall constitute an event of Tenant's default hereunder: (a) the failure or omission of Tenant, after notice of default has been given by Landlord as provided in Section 14.1, to take corrective action to comply with the terms and covenants hereof within the times specified therein; (b) the taking possession of the business and property of Tenant by the Department of Banking of the Commonwealth of Pennsylvania. Tenant shall be in default under this lease if and only if an event of Tenant's default as provided in this section shall have occurred.

      Section 14.3 If an event of Tenant's default shall occur at any time and remain uncured after notice and the expiration of the applicable grace period, Landlord may, within a reasonable time thereafter, give Tenant a notice of intention to end the term, specifying a day not less than ten days nor more than ninety days after the giving of such notice the term shall expire and Tenant shall then quit and surrender the leased premises to Landlord, but Tenant shall remain liable as provided in Section

14.6; and Landlord, without prejudice to any other right or remedy or Landlord hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of Tenant's default hereunder, may re-enter the leased premises either by force or otherwise, or dispossess Tenant or any legal representative of Tenant or other occupant of the leased premises by a summary proceeding or other appropriate suit, action or proceeding or otherwise, and remove their effects and hold the leased premises as if this lease had not been made.

      Section 14.4 If Tenant fails to perform any of the provisions, covenants, agreements, or conditions of this lease on its part to be performed, Landlord may, but only after the occurrence of an event of Tenant's default as defined in
Section 14.2, perform it or them on behalf of Tenant. The cost of such performance shall be paid to Landlord by Tenant promptly upon demand therefor by Landlord.

      Section 14.5 Tenant, upon the termination of this lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of possession of the leased premises in any action or proceeding, or if Landlord shall enter the leased premises by process of law or otherwise, hereby waives any right of redemption provided by any statute, law or decision now or hereafter in force. However, Landlord, will not levy or distrain upon or sell any property belonging to any customer of Tenant, or held by Tenant in trust for anyone, for the purpose of enforcing any of Tenant's defaulted obligations under this lease or for the

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purpose of enforcing collection of any of Tenant's monetary obligations to
Landlord hereunder, such rights on the part of Landlord to levy or distrain upon and to sell said property of said thirty parties being hereby expressly waived by Landlord.

      Section 14.6 If Landlord shall terminate this lease as provided in Section 14.3, Tenant shall pay to Landlord the rent up to the time of Landlord's termination of this lease (by recovery of possession of the leased premises or otherwise) and thereafter, if Landlord relets the leased premises at then prevailing market rates, Tenant shall pay to Landlord throughout the balance of the term (as if the term had not been ended by Landlord's termination) all rent less the net avails of such reletting.

      Section 14.7 If Landlord has failed to perform or has violated any of the terms, covenants, conditions or agreements contained in this lease on Landlord's part to be performed, Tenant shall notify Landlord in writing; thereupon Landlord shall either (a) correct the matters complained of in such notice within twenty (20) days after receipt of such notice or (b) if more than twenty
(20) days are required to correct with reasonable diligence the matters complained of in such notice, commence to correct them within such twenty (20) days and pursue such corrective action with reasonable diligence thereafter. An event of Landlord's default hereunder shall be the failure or omission of Landlord, after notice of default has been given by

Tenant as provided in this section, to take corrective action within the time specified herein.

      Section 14.8 If Landlord fails to perform any of the provisions, covenants, agreements or conditions of this lease on its part to be performed, Tenant may, but only after the occurrence of an event of Landlord's default as defined in Section 14.7, perform it or them on behalf of Landlord. The cost of such performance shall be paid to Tenant by Landlord, but if such cost is not paid within ten (10) days after written demand therefor, Tenant may deduct such cost from the rent reserved hereunder.

      Section 14.9 The waiver by Landlord of any breach of any term,, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord, nor shall there be any accord and satisfaction unless expressed in writing and signed by both Landlord and Tenant.
                                   ARTICLE XV

                                  Force Majeure

      Section 15.1 If either party hereto shall be delayed or hindered in or prevented from the performance of any act required by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                   ARTICLE XVI

                                Mechanics' Liens

      Section 16.1 Neither Landlord nor Tenant shall permit any mechanics' or materialman's lien to be filed at any time against the leased premises or any part thereof in connection with any work done by it or caused to be done by it. If any such lien should be filed, the party which has done or caused to be done the work for which the lien has been filed, shall promptly cause it to be discharged of record by payment, deposit, bond, order of a court, or otherwise.

                                  ARTICLE XVII

                              Notices and Addresses

      Section 17.1 (a) Notices from Tenant to Landlord shall be deemed served and rent shall be properly directed if sent by United States mail, postage prepaid, addressed to Landlord at the address first hereinabove given or at such other address as Landlord may designate by written notice. Notices shall be sent by registered or certified mail.

                   (b) Notices from Landlord to Tenant shall be deemed served if sent by registered or certified United States mail, postage prepaid, addressed to Tenant, Attention: Real Estate Division, at the address first hereinabove given or at such other address as Tenant shall designate by written notice.

                                  ARTICLE XVIII

                                  Miscellaneous

      Section 18.1 This lease and the Exhibits, and Schedules, if any, attached hereto and forming part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant and there is no covenant, promise, agreement, condition or understanding, either oral or written, betweens them other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

      Section 18.2 If any term, covenant, or condition of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

      Section 18.3 Landlord represents and agrees that Landlord will not record this agreement, but Landlord will execute and deliver such short form of this agreement as Tenant, in its sole discretion, shall request or require from Landlord in order to record the provisions of this agreement which Tenant may deem necessary or desirable to make a matter of record.

      Section 18.4 The headings in and index to this lease are solely for convenience in locating its various provisions and shall not be considered or referred to in resolving questions of interpretation or construction.

      Section 18.5 All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective successors and assigns of the said parties.

                                   ARTICLE XIX

                              Waiver of Subrogation

      Section 19.1 Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto during the term of this lease f or any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the leased premises, which loss or damage is covered by valid and collectible f ire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties, hereto. Inasmuch as the above mutual waivers preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

                                   ARTICLE XX

                             Right of First Refusal

      Section 20.1 Should Landlord during the lease term or any extension thereof, elect to sell all or any portion of the leased premises (separately or as part of the larger parcel), Tenant shall have the right of first refusal to purchase said property on the same terms and conditions as any bona fide written offer. It Tenant shall fail to meet such a bona fide offer within sixty (60) days after written notice thereof from Landlord, Landlord shall be free to sell the premises or portion thereof to such third person in accordance with the terms and conditions of said offer.

                                   ARTICLE XXI

                         Approval of Banking Authorities


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

      Section 21.1 Tenant is a banking institution incorporated under the laws of the Commonwealth of Pennsylvania and proposes to conduct a branch banking business on the leased premises which will require the necessary approvals of the state and federal banking authorities for such a branch. If Tenant is unable to obtain such approvals, Tenant will have the right to terminate this lease by giving written notice to Landlord, in which event the obligations of the parties hereunder shall cease.

      IN WITNESS WHEREOF, the parties have caused this lease to be executed as of the date first above written.

WITNESS:                            LANDLORD:


                                    /s/
______________________              ______________________
                                    Silvio F. D'Ignazio


                                    ______________________
                                    Elizabeth O. D'Ignazio

                                    TENANT:

                                    FIRST STERLING BANK


ATTEST:_________________________________________


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                                ACKNOWLEDGEMENT

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     ss
COUNTY OF DELAWARE                  :

      On this 3rd day of July, 1996, before me, a Notary Public in and for the State and County aforesaid, personally appeared ________________________ _________ and _________________, both of whom are known to me, and each of them acknowledged executing the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    ____________________________
                                    NOTARY PUBLIC


COMMONWEALTH OF PENNSYLVANIA        :
                                    :     ss
COUNTY OF DELAWARE                  :

      On this 3rd day of July, 1996, before me, a Notary Public in and for the State and County aforesaid, personally appeared Steven Santini, who acknowledged himself to be the Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    ____________________________
                                    NOTARY PUBLIC

                            DESCRIPTION AND RECITAL

      ALL THAT CERTAIN parcel of Real Estate in the Borough of Media, County of Delaware, State of Pennsylvania, to wit:

      SITUATE at the Northwest corner of Washington and Olive Streets,

      CONTAINING in front on said Washington Street about 105 feet and in depth along Olive Street 100 feet.

      Folio No. 26-00-00136-00.

      BEING the same premises which Sun Refining and Marketing Company (a Pa. Corp.) formerly Sun Oil Company of Pennsylvania (a Pa. Corp.) Successor by Merger to Sun Oil Company (a N.J. Corp.) by Deed dated 11-30-1982 and recorded in Delaware County, in Volume 51 page 973 conveyed unto D'Ignazio's Towne House, Inc. (Pa. Corp.), in fee.

                  Commonwealth Land Title Insurance Company
                            123 North Olive Street
                               Media, Pa. 19063
                                610) 566-1337


                            Limited property search

B 000 471 DC

Property:   Northwest corner of Washington and Olive Streets
             26-00-00136-00

Owner:      Silvio and Elizabeth D'Ignazio

Mortgages:

1) $190,000.00  Silvio F. and Elizabeth M. D'Ignazio to Towne
House, Inc. dated 7/l/1991, recorded 12/16/1991 in Volume 904 page 1645.

JUDGMENTS:

      NONE

cover date:  6/8/1996

                          LEASE TERMINATION AGREEMENT

      This Agreement ("Agreement") is made this ____ day of June, 1996, by and between D'Ignazio's Towne House, Inc. ("Landlord") and Midlantic Bank, National Association, Successor in Title to Continental Bank, ("Tenant").

      WHEREAS, Landlord and Tenant entered into a lease agreement dated January 6, 1989 ("Lease") by which Landlord leased to Tenant certain Premises ("Premises") located at 101 West Baltimore Pike, Media, Pennsylvania, which Premises are more particularly described in the Lease and

      WHEREAS, notwithstanding the commencement and expiration dates set forth in the Lease, Landlord and Tenant, for the consideration hereinafter set forth, desire to cancel and terminate the Lease and all rights and obligations of Landlord and Tenant thereunder as of 11:59 p.m. on August 31, 1996 (the "Termination Date").

      NOW THEREFORE, in consideration of the covenants and agreements hereinafter set forth, with the intent to be legally bound hereby, Landlord and Tenant mutually covenant and agree as follows:

      1. In consideration of the sum of $10.00 and other good and valuable consideration, paid to it by Tenant, receipt of which is hereby acknowledged, Landlord agrees to accept the surrender unto Landlord of the Premises and all of Tenant's right, title and interest therein, on the Termination Date, including any and all improvements, appurtenances and fixtures in the Premises and specifically including those items listed on Exhibit A attached hereto and made a part hereof, excepting unattached trade fixtures and furniture therein which Tenant may remove on or before the Termination Date and surrender the Premises as of the Termination Date.

      2. The Lease is hereby canceled and terminated on the Termination Date with the same force and effect as if said date were originally set forth in the Lease as the termination date of term thereof.

      3. The parties hereto, for themselves and their respective successors and assigns, do hereby forever mutually release and discharge each other,and their respective successors and assigns, of and from all manner of action, causes of action, damages, executions, claims, liabilities and demands whatsoever, in law or in equity, which against each other the parties ever had, now have,or which either party and its respective successors and assigns hereafter can, shall or may, in the future, have for, upon, or by reason of any matter, cause or thing whatsoever, directly or indirectly arising out of the Lease and/or Tenant's occupancy of the Premises, with the exception of those specific duties and obligations imposed upon Landlord and Tenant under the terms of the Lease, relative to Tenant's occupancy of the Premises up to the Termination Date.

      4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      5. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be signed and sealed as of the day and year first above written.

WITNESS:                            TENANT:  Midlantic Bank, N.A.


____________________________        BY:_________________________
                                    Title:  ____________________

WITNESS:                            LANDLORD:  D'Ignazio's Towne House,
                                              Inc.

____________________________        ____________________________
____________________________        BY:_________________________
                                    Title:  ____________________

                                    EXHIBIT A

                             Midlantic Media Branch
                             101 West Baltimore Pike

1.    Vault and Vault Door

2.    Teller Locker

3.    Drive Through Window, Deal Drawer and Canopy

4.    Teller Counter

5.    Kitchen Appliances (Stove, Microwave and Refrigerator)